Acquisitions	12 Months Ended
Sep. 30, 2012
Acquisitions [Abstract]
Acquisitions
Acquisitions

Smurfit-Stone Acquisition

On May 27, 2011, we completed our acquisition of Smurfit-Stone Container Corporation. We have included in our financial statements the results of Smurfit-Stone's containerboard mill and corrugated converting operations in our Corrugated Packaging segment, Smurfit-Stone's recycling operations in our Recycling segment and Smurfit-Stone's display operations in our Consumer Packaging segment. We acquired Smurfit-Stone in order to expand our corrugated packaging business as we believe the containerboard and corrugated packaging industry is a very attractive business and U.S. virgin containerboard is a strategic global asset. The purchase price for the acquisition was $4,919.1 million, net of cash acquired of $473.5 million. The purchase price included cash consideration, net of cash acquired of $1,303.4 million, the issuance of approximately 31.0 million shares of RockTenn common stock valued at $2,378.8 million, including approximately 0.7 million shares reserved but unissued for the resolution of Smurfit-Stone bankruptcy claims, we assumed $1,180.5 million of debt and recorded $56.4 million for stock options to replace outstanding Smurfit-Stone stock options as discussed in “Note 15. Share-Based Compensation”. The reserved shares, as well as the restricted cash identified on our Consolidated Balance Sheets, will be distributed as claims are liquidated or resolved in accordance with the Smurfit-Stone Plan of Reorganization and Confirmation Order and the corresponding liability will be extinguished. The shares issued were valued at $76.735 per share which represents the average of the high and low stock price on the acquisition date. We entered into a new credit facility and amended our receivables-backed financing facility at the time of the Smurfit-Stone Acquisition. For information on our facilities see “Note 9. Debt”.

The following table summarizes the estimated fair values of the assets acquired and liabilities assumed by major class of assets and liabilities as of the acquisition date, as well as adjustments made during fiscal 2012 (referred to as “measurement period adjustments”) (in millions):

	Amounts Recognized as of Acquisition Date(1)	Measurement Period Adjustments(2)	Amounts Recognized as of Acquisition Date (as Adjusted)(3)
Current assets, net of cash acquired	$1,459.5	$(6.8)	$1,452.7
Property, plant, and equipment	4,391.4	(12.1)	4,379.3
Goodwill	1,091.6	(10.9)	1,080.7
Intangible assets	691.4	21.7	713.1
Other long-term assets	95.5	19.0	114.5
Total assets acquired	7,729.4	10.9	7,740.3

Current portion of debt	9.4	—	9.4
Current liabilities	816.7	6.6	823.3
Long-term debt due after one year	1,171.1	—	1,171.1
Accrued pension and other long-term benefits	1,205.8	(4.1)	1,201.7
Noncontrolling interest and other long-term liabilities	787.8	8.4	796.2
Total liabilities and noncontrolling interest assumed	3,990.8	10.9	4,001.7

Net assets acquired	$3,738.6	$—	$3,738.6

(1)	As previously reported in the Notes to Consolidated Financial Statements included in our Fiscal 2011 Form 10-K.

(2)
The measurement period adjustments recorded in fiscal 2012 did not have a significant impact on our condensed consolidated statements of income for any period of fiscal 2012 or 2011. In addition, these adjustments did not have a significant impact on our condensed consolidated balance sheet as of September 30, 2011. Therefore, we have recorded the cumulative impact in fiscal 2012 and have not retrospectively adjusted the comparative 2011 financial information presented herein.

(3)
The measurement period adjustments were due primarily to refinements of third party appraisals related to certain property, plant and equipment and intangible assets and related estimated useful lives as well as adjustments to certain tax accounts based on among other things, adjustments to deferred tax liabilities including the recent appraisal adjustments, analysis of the tax basis of acquired assets and liabilities and other tax adjustments. The net impact of the measurement period adjustments resulted in a net decrease to goodwill.

We recorded fair values for acquired assets and liabilities including goodwill and intangibles. The fair value assigned to goodwill is primarily attributable to buyer-specific synergies expected to arise after the acquisition (e.g., enhanced geographic reach of the combined organization, increased vertical integration opportunities and diversification of fiber sourcing) and the assembled work force of Smurfit-Stone.

The following table summarizes the weighted average life and gross carrying amount relating to intangible assets recognized in the Smurfit-Stone Acquisition, excluding goodwill (in millions):

	Weighted Avg. Life	Gross Carrying Amount
Customer relationships	10.5	$663.0
Favorable contracts	6.9	23.5
Technology and patents	8.0	13.3
Trademarks and tradenames	3.5	10.3
Non-compete agreements	2.0	3.0
Total	10.2	$713.1

None of the intangibles has significant residual value. The intangibles are expected to be amortized over estimated useful lives ranging from 1 to 18 years based on the approximate pattern in which the economic benefits are consumed or straight-line if the pattern was not reliably determinable.

The following unaudited pro forma information reflects our consolidated results of operations as if the acquisition had taken place on October 1, 2009. The unaudited pro forma information is not necessarily indicative of the results of operations that we would have reported had the transaction actually occurred at the beginning of these periods nor is it necessarily indicative of future results. The unaudited pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated costs savings from synergies or other operational improvements (in millions).

	Year Ended September 30,
	2011	2010
	(Unaudited)
Net sales	$9,574.5	$8,959.6
Net income attributable to Rock-Tenn Company shareholders	$341.1	$1,390.2

Net income for fiscal 2011 is not comparable to fiscal 2010 as fiscal 2010 included reorganization income from Smurfit-Stone's bankruptcy emergence and a gain on fresh start accounting adjustments which were partially offset by other reorganization charges. Fiscal 2011 revenues associated with the Smurfit-Stone Acquisition since the acquisition were $2,273.7 million. Disclosure of earnings associated with the Smurfit-Stone Acquisition since the date acquired for fiscal 2011 is not practicable as it is not being operated as a standalone business.

The unaudited pro forma financial information presented in the table above has been adjusted to give effect to adjustments that are: (1) directly related to the business combination; (2) factually supportable; and (3) expect to have a continuing impact. These adjustments include, but are not limited to, the application of our accounting policies; elimination of related party transactions; depreciation and amortization related to fair value adjustments to property, plant and equipment and intangible assets including contracts assumed; and interest expense on acquisition-related debt.

Unaudited pro forma earnings for fiscal 2011 were adjusted to exclude $59.4 million of acquisition inventory step-up expense, $97.8 million of employee compensation related items consisting primarily of certain change in control payments and acceleration of stock-based compensation, $48.2 million of acquisition costs which primarily consist of advisory, legal, accounting, valuation and other professional or consulting fees, and $81.5 million of loss on extinguishment of debt. The fiscal 2010 information has been adjusted to include the impact of the expenses noted above for fiscal 2011 in order to present the unaudited pro forma financial information as if the transaction had occurred on October 1, 2009. Included in earnings for fiscal 2011 are $35.9 million of integration related costs which primarily consist of severance and other employee costs and professional services.

GMI Acquisition

On October 28, 2011, we acquired the stock of four entities doing business as GMI Group. We have made joint elections under section 338(h)(10) of the Internal Revenue Code of 1986, as amended, that increased our tax basis in the underlying assets acquired. The purchase price was approximately $90.2 million, including the amount paid to the sellers related to the Code section 338(h)(10) elections. There was no debt assumed. We acquired the GMI business to expand our presence in the corrugated markets. The acquisition also increases our vertical integration. We have included the results of GMI's operations since the date of acquisition in our consolidated financial statements in our Corrugated Packaging segment. The acquisition included $39.5 million of customer relationship intangible assets, $25.0 million of goodwill and $2.1 million of net unfavorable lease contracts. We are amortizing the customer relationship intangibles over 11 to 12 years based on a straight-line basis because the pattern was not reliably determinable and amortizing the lease contracts over 2 to 10 years. None of the intangibles have a significant residual value. The fair value assigned to goodwill is primarily attributable to buyer-specific synergies expected to arise after the acquisition (e.g., enhanced geographic reach of the combined organization, increased vertical integration) and the assembled work force of GMI. We expect the goodwill to be amortizable for income tax purposes as a result of the Code section 338(h)(10) elections.

Mid South Packaging Acquisition

On June 22, 2012, we acquired the assets of Mid South Packaging LLC, a specialty corrugated packaging manufacturer with operations in Cullman, AL, and Olive Branch, MS. The purchase price was approximately $32.1 million, net of a preliminary working capital settlement. No debt was assumed. We acquired the Mid South business as part of our announced strategy to seek acquisitions that increase our integration levels in the corrugated markets. We have included the results of Mid South's operations since the date of acquisition in our consolidated financial statements in our Corrugated Packaging segment. The acquisition included $9.9 million of customer relationship intangible assets and $8.5 million of goodwill. We are amortizing the customer relationship intangibles over 12.5 years based on a straight-line basis because the pattern was not reliably determinable. None of the intangibles have a significant residual value. The fair value assigned to goodwill is primarily attributable to buyer-specific synergies expected to arise after the acquisition (e.g., enhanced geographic reach of the combined organization, increased vertical integration) and the assembled work force of Mid South.

Innerpac Holding Acquisition

On August 27, 2010, we acquired the stock of Innerpac Holding Company for $23.9 million, net of cash acquired of $0.1 million. We acquired the Innerpac business to expand our presence in the corrugated and specialty partition markets. The acquisition also increases our vertical integration. We have included the results of these operations since the date of acquisition in our consolidated financial statements in our Consumer Packaging segment. The acquisition included $12.1 million of customer relationship intangible assets and $10.8 million of goodwill. Approximately $0.5 million and $6.5 million of the customer relationship intangible assets and goodwill, respectively, are deductible for income tax purposes. We are amortizing the customer relationship intangible on a straight-line basis over 15 years.